CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION   9/29/05

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	5	1,404,757	0.1	4.89	73.3	683
5.01 - 5.50	102	26,632,604	1.8	5.35	77.0	658
5.51 - 6.00	516	131,006,559	8.9	5.86	78.9	660
6.01 - 6.50	1,060	248,229,258	16.8	6.32	79.0	648
6.51 - 7.00	1,710	386,162,910	26.2	6.79	79.8	637
7.01 - 7.50	1,211	246,982,145	16.7	7.28	80.5	625
7.51 - 8.00	1,029	194,625,369	13.2	7.78	82.1	610
8.01 - 8.50	601	103,919,927	7.0	8.29	82.7	582
8.51 - 9.00	485	65,092,452	4.4	8.78	83.4	576
9.01 - 9.50	255	27,447,677	1.9	9.28	83.4	586
9.51 - 10.00	214	18,850,263	1.3	9.82	89.2	607
10.01 - 10.50	154	10,063,242	0.7	10.31	88.5	588
10.51 - 11.00	173	10,084,717	0.7	10.82	91.5	596
11.01 - 11.50	86	3,540,968	0.2	11.29	97.5	605
11.51 - 12.00	37	1,436,909	0.1	11.82	83.5	597
12.01 - 12.50	39	721,194	0.0	12.36	95.2	607
12.51 - 13.00	8	163,984	0.0	12.87	97.0	602
13.01 - 13.50	6	108,961	0.0	13.27	93.9	671
13.51 - 13.75	1	23,479	0.0	13.75	85.0	566
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
481 - 500	18	4,539,183	0.3	8.47	75.8	499
501 - 525	312	59,221,574	4.0	8.42	73.7	513
526 - 550	441	78,985,154	5.3	8.01	74.7	538
551 - 575	645	120,636,573	8.2	7.63	79.2	564
576 - 600	1,246	200,704,781	13.6	7.34	81.0	589
601 - 625	1,414	256,310,504	17.4	7.09	81.6	613
626 - 650	1,410	268,905,964	18.2	6.97	81.4	638
651 - 675	1,023	216,642,227	14.7	6.90	82.2	662
676 - 700	554	122,487,768	8.3	6.79	82.1	686
701 - 725	303	71,221,326	4.8	6.78	82.1	712
726 - 750	178	42,529,707	2.9	6.69	81.5	737
751 - 775	99	22,142,509	1.5	6.66	81.7	762
776 - 800	42	10,035,154	0.7	6.52	77.2	785
801 - 816	7	2,134,950	0.1	6.75	83.0	807
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,957 - 50,000	603	18,509,080	1.3	9.89	92.2	626
50,001 - 100,000	1,312	101,411,281	6.9	7.97	82.5	615
100,001 - 150,000	1,654	206,035,037	14.0	7.38	80.9	617
150,001 - 200,000	1,339	233,828,380	15.8	7.18	79.9	620
200,001 - 250,000	808	180,625,120	12.2	7.14	79.4	621
250,001 - 300,000	637	174,767,140	11.8	6.94	79.7	627
300,001 - 350,000	391	127,287,273	8.6	6.97	81.2	628
350,001 - 400,000	333	125,268,222	8.5	6.89	80.8	636
400,001 - 450,000	217	92,450,057	6.3	6.84	81.3	644
450,001 - 500,000	179	85,232,318	5.8	6.83	81.1	644
500,001 - 550,000	76	40,186,904	2.7	7.03	79.8	639
550,001 - 600,000	59	33,787,311	2.3	7.01	81.6	641
600,001 - 750,000	79	52,817,483	3.6	6.94	80.8	645
750,001 - 800,000	2	1,552,812	0.1	7.58	84.9	589
800,001 - 850,000	1	839,324	0.1	7.09	70.0	605
850,001 - 900,000	1	878,358	0.1	6.35	80.0	685
900,000 - 1,021,275	1	1,021,275	0.1	6.63	80.0	707
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.210 - 50.000	144	19,681,651	1.3	7.15	40.9	589
50.001 - 55.000	71	12,709,024	0.9	7.19	53.2	593
55.001 - 60.000	99	19,641,466	1.3	7.20	58.1	588
60.001 - 65.000	171	33,983,104	2.3	7.36	63.4	586
65.001 - 70.000	273	59,650,128	4.0	7.36	68.8	589
70.001 - 75.000	461	99,496,875	6.7	7.26	73.8	599
75.001 - 80.000	3,638	763,105,221	51.7	6.83	79.8	641
80.001 - 85.000	642	137,246,145	9.3	7.31	84.5	605
85.001 - 90.000	1,116	233,971,799	15.8	7.38	89.6	623
90.001 - 95.000	289	42,377,184	2.9	7.88	94.5	638
95.001 - 100.000	788	54,634,778	3.7	9.40	99.9	651
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,491	271,900,972	18.4	7.45	81.2	633
0.50	4	1,598,302	0.1	7.59	82.8	672
1.00	459	112,231,480	7.6	7.27	81.1	637
2.00	4,612	889,026,261	60.2	7.12	80.7	623
2.50	3	525,218	0.0	7.11	80.0	622
3.00	1,117	200,564,700	13.6	6.93	79.9	632
5.00	6	650,441	0.0	7.24	79.0	536
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	4,556	763,767,917	51.7	7.09	81.5	613
Reduced	1,310	286,232,427	19.4	7.14	81.5	653
No Income/ No Asset	20	3,747,854	0.3	7.73	73.9	634
Stated Income / Stated Assets	1,806	422,749,176	28.6	7.31	78.8	636
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	7,270	1,401,533,218	94.9	7.14	80.6	625
Second Home	42	10,030,969	0.7	7.08	85.1	673
Investor	380	64,933,187	4.4	7.62	82.0	657
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,568	472,362,592	32.0	6.87	79.0	634
Florida	1,107	194,932,454	13.2	7.43	81.0	624
Arizona	337	58,079,239	3.9	7.22	80.6	621
New York	199	57,623,094	3.9	7.23	79.6	633
Illinois	301	56,259,583	3.8	7.26	81.5	634
Virginia	259	51,882,979	3.5	7.32	81.0	624
Nevada	216	47,281,710	3.2	7.19	81.1	633
Texas	393	44,797,404	3.0	7.33	81.7	623
Maryland	235	44,611,480	3.0	7.20	80.3	618
New Jersey	169	41,712,173	2.8	7.24	80.9	627
Washington	182	35,770,646	2.4	6.89	81.1	636
Michigan	251	31,044,830	2.1	7.46	82.7	610
Georgia	238	30,779,485	2.1	7.43	83.8	619
Colorado	185	30,682,584	2.1	7.16	83.3	626
Oregon	129	24,619,706	1.7	6.88	81.0	631
Other	1,923	254,057,416	17.2	7.36	82.5	619
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,806	686,138,366	46.5	7.10	82.7	650
Refinance - Rate Term	404	71,505,646	4.8	7.02	80.7	616
Refinance - Cashout	3,482	718,853,361	48.7	7.24	78.9	606
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	18	4,652,024	0.3	7.70	81.2	622
A2/28	5,636	1,189,342,506	80.6	7.10	80.5	624
A2/28 - 40/30	46	12,100,655	0.8	7.11	80.7	619
A3/27	514	110,712,199	7.5	6.84	79.2	648
A3/27 - 40/30	5	1,134,452	0.1	6.89	78.9	635
A5/25	49	10,857,496	0.7	6.91	76.4	646
A6M	9	2,184,284	0.1	6.83	77.9	609
BALLOON	88	4,255,330	0.3	10.46	98.4	646
FIXED	1,327	141,258,428	9.6	7.84	83.6	640
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,435	1,205,498,878	81.6	7.17	80.7	624
PUD	490	116,035,420	7.9	7.08	80.7	631
Condo	477	83,923,769	5.7	7.17	81.4	652
2 Family	233	54,164,914	3.7	7.12	81.2	647
3-4 Family	56	16,746,815	1.1	7.50	78.5	653
Co-op	1	127,578	0.0	5.50	80.0	610
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	80	20,199,831	1.5	6.60	79.7	692
4.01 - 4.50	121	27,047,193	2.0	6.11	77.0	655
4.51 - 5.00	369	81,863,654	6.2	6.07	79.7	658
5.01 - 5.50	749	161,717,369	12.2	6.41	79.5	643
5.51 - 6.00	1,825	410,369,205	30.8	6.85	80.3	634
6.01 - 6.50	1,059	229,078,763	17.2	7.12	81.5	625
6.51 - 7.00	1,495	308,126,928	23.2	7.74	80.4	601
7.01 - 7.50	290	51,447,676	3.9	7.90	80.7	607
7.51 - 8.00	182	26,904,097	2.0	8.50	81.1	580
8.01 - 8.50	63	9,067,013	0.7	8.97	80.7	575
8.51 - 9.00	31	3,933,380	0.3	9.50	80.2	573
9.01 - 9.50	11	1,062,143	0.1	9.92	81.6	536
9.51 - 10.00	1	99,959	0.0	10.37	64.5	503
10.01 - 11.10	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
2 - 3	4	738,549	0.1	6.04	71.0	572
4 - 6	8	1,723,565	0.1	7.45	80.5	611
7 - 9	10	2,373,952	0.2	7.45	87.3	622
10 - 12	13	2,800,568	0.2	7.85	75.6	616
13 - 15	6	719,152	0.1	7.58	82.0	645
16 - 18	32	5,419,540	0.4	7.53	82.6	608
19 - 21	1,021	218,334,429	16.4	7.09	80.4	622
22 - 24	4,617	976,507,003	73.4	7.10	80.5	624
25 - 27	1	49,622	0.0	6.99	27.6	658
28 - 30	3	492,436	0.0	7.71	71.6	564
31 - 33	115	25,436,138	1.9	6.69	78.7	652
34 - 36	398	85,531,164	6.4	6.88	79.4	647
37 - 60	49	10,857,496	0.8	6.91	76.4	646
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.88 - 11.50	98	24,606,937	1.8	5.57	78.0	659
11.51 - 12.00	404	97,898,205	7.4	5.95	79.5	659
12.01 - 12.50	776	179,145,421	13.5	6.30	79.6	648
12.51 - 13.00	1,243	289,715,416	21.8	6.70	80.3	638
13.01 - 13.50	943	200,607,163	15.1	7.03	80.5	627
13.51 - 14.00	921	193,012,664	14.5	7.29	80.8	622
14.01 - 14.50	688	137,743,414	10.3	7.67	80.2	608
14.51 - 15.00	604	110,881,579	8.3	8.07	81.6	597
15.01 - 15.50	297	50,285,587	3.8	8.50	81.9	579
15.51 - 16.00	172	25,355,796	1.9	8.91	81.7	566
16.01 - 16.50	71	11,725,734	0.9	9.45	78.7	561
16.51 - 17.00	35	5,821,545	0.4	9.93	76.4	527
17.01 - 17.50	14	2,205,570	0.2	10.23	77.3	537
17.51 - 18.00	8	1,611,279	0.1	11.03	62.8	523
18.01 - 19.10	3	367,304	0.0	11.44	78.6	557
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	13	2,155,687	0.2	6.47	78.5	688
4.51 - 5.50	181	41,853,622	3.1	5.72	77.7	652
5.51 - 6.00	586	139,031,998	10.4	5.98	78.9	655
6.01 - 6.50	991	229,575,318	17.2	6.37	79.2	646
6.51 - 7.00	1,542	353,181,393	26.5	6.84	80.2	635
7.01 - 7.50	1,021	213,588,479	16.0	7.30	80.8	624
7.51 - 8.00	856	171,694,171	12.9	7.80	82.3	610
8.01 - 8.50	520	94,036,634	7.1	8.31	82.6	580
8.51 - 9.00	347	53,857,336	4.0	8.76	82.0	564
9.01 - 9.50	120	17,613,357	1.3	9.28	78.7	565
9.51 - 10.00	59	7,429,720	0.6	9.80	77.9	539
10.01 - 10.50	25	4,053,259	0.3	10.25	73.6	536
10.51 - 11.00	11	2,066,129	0.2	10.70	64.7	516
11.01 - 11.50	2	300,899	0.0	11.29	80.5	554
11.51 - 12.00	2	479,209	0.0	11.76	67.6	552
12.01 - 12.10	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	8	1,769,199	0.1	6.84	76.8	598
1.50	177	46,300,247	3.5	6.85	80.3	629
2.00	1,401	354,233,435	26.6	7.14	81.9	626
2.95	1	323,827	0.0	6.55	77.4	550
3.00	4,679	926,040,929	69.6	7.07	79.8	626
3.10	1	308,000	0.0	6.20	80.0	624
5.00	4	683,056	0.1	8.16	82.8	604
6.00	6	1,324,922	0.1	6.74	82.0	615
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,446	677,925,931	50.9	6.99	80.2	630
1.50	1,963	443,864,944	33.3	7.13	81.7	624
2.00	866	208,220,740	15.6	7.26	77.8	616
2.25	1	540,000	0.0	6.85	80.0	685
6.00	1	432,000	0.0	6.63	80.0	699
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,103	1,037,192,153	70.2	7.37	80.7	615
12	1	311,200	0.0	6.68	80.0	717
24	88	23,302,439	1.6	6.66	80.6	649
36	11	2,090,482	0.1	6.82	78.3	639
60	1,435	399,682,749	27.1	6.66	80.6	656
84	4	992,000	0.1	6.61	80.0	629
120	50	12,926,350	0.9	7.03	82.7	653
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Loan Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,790
Total Outstanding Loan Balance	$628,956,214*	Min	Max
Average Loan Current Balance	$165,952	$4,957	$617,600
Weighted Average Original LTV	80.3%**
Weighted Average Coupon	7.18%	4.78%	13.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.59%
Weighted Average Margin	6.09%	2.25%	9.45%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	90.8%
% Fixed	9.2%
% of Loans with Mortgage Insurance	0.0%

*

Total Loan Group 1 collateral will be approximately [$634,525,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	3	575,660	0.1	4.84	80.0	646
5.01 - 5.50	58	11,990,123	1.9	5.35	78.1	658
5.51 - 6.00	250	51,673,590	8.2	5.85	78.5	659
6.01 - 6.50	527	103,046,542	16.4	6.32	78.6	646
6.51 - 7.00	865	163,344,790	26.0	6.79	79.9	636
7.01 - 7.50	596	103,216,313	16.4	7.29	80.2	619
7.51 - 8.00	521	88,338,824	14.0	7.78	81.5	606
8.01 - 8.50	292	49,266,922	7.8	8.29	82.4	581
8.51 - 9.00	243	29,434,617	4.7	8.79	80.6	563
9.01 - 9.50	106	11,547,207	1.8	9.30	83.2	589
9.51 - 10.00	74	5,538,586	0.9	9.82	83.7	566
10.01 - 10.50	76	4,716,471	0.7	10.28	84.6	571
10.51 - 11.00	85	3,478,661	0.6	10.84	91.6	584
11.01 - 11.50	32	1,157,553	0.2	11.27	94.4	591
11.51 - 12.00	30	1,065,630	0.2	11.84	78.1	573
12.01 - 12.50	23	376,264	0.1	12.37	96.9	616
12.51 - 13.00	4	89,667	0.0	12.92	98.7	594
13.01 - 13.25	5	98,793	0.0	13.25	94.3	673
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
481 - 500	8	1,427,488	0.2	8.45	74.1	498
501 - 525	178	29,308,723	4.7	8.70	75.0	514
526 - 550	189	31,442,986	5.0	8.27	73.5	537
551 - 575	277	46,299,336	7.4	7.65	76.7	564
576 - 600	705	103,400,991	16.4	7.33	80.7	589
601 - 625	835	133,571,371	21.2	7.08	81.7	613
626 - 650	656	110,825,114	17.6	6.89	80.8	637
651 - 675	409	72,345,145	11.5	6.87	81.8	662
676 - 700	220	39,646,148	6.3	6.76	81.3	686
701 - 725	146	28,853,721	4.6	6.68	81.7	712
726 - 750	89	17,146,412	2.7	6.56	82.1	736
751 - 775	55	10,199,706	1.6	6.62	82.4	762
776 - 800	19	3,285,731	0.5	6.76	79.7	783
801 - 816	4	1,203,341	0.2	6.52	83.1	810
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,957 - 50,000	334	9,761,687	1.6	9.97	93.4	627
50,001 - 100,000	671	51,767,420	8.2	7.67	81.0	611
100,001 - 150,000	816	101,425,315	16.1	7.23	80.0	616
150,001 - 200,000	689	120,634,244	19.2	7.13	79.6	619
200,001 - 250,000	526	117,518,022	18.7	7.19	79.1	620
250,001 - 300,000	424	116,461,836	18.5	6.94	79.9	627
300,001 - 350,000	266	86,746,122	13.8	6.97	81.5	633
350,001 - 400,000	48	17,367,023	2.8	6.88	80.4	640
400,001 - 450,000	12	5,041,519	0.8	6.99	84.4	680
500,001 - 550,000	2	1,055,427	0.2	7.18	78.9	678
550,001 - 600,000	1	560,000	0.1	6.79	70.0	635
600,001 - 750,000	1	617,600	0.1	7.88	80.0	711
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.210 - 50.000	76	10,091,407	1.6	7.20	41.1	592
50.001 - 55.000	36	6,591,096	1.0	7.00	53.3	596
55.001 - 60.000	49	9,712,773	1.5	7.13	57.9	576
60.001 - 65.000	85	16,004,603	2.5	7.32	63.4	594
65.001 - 70.000	122	23,777,443	3.8	7.50	68.7	586
70.001 - 75.000	229	44,197,165	7.0	7.41	73.9	591
75.001 - 80.000	1,870	325,004,225	51.7	6.90	79.8	635
80.001 - 85.000	320	59,395,512	9.4	7.32	84.3	606
85.001 - 90.000	537	99,858,330	15.9	7.35	89.6	625
90.001 - 95.000	141	16,290,922	2.6	7.85	94.4	637
95.001 - 100.000	325	18,032,739	2.9	9.22	99.8	645
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	627	98,233,287	15.6	7.47	81.0	625
0.50	2	429,200	0.1	8.30	80.0	720
1.00	225	41,414,650	6.6	7.28	80.5	623
2.00	2,361	393,793,502	62.6	7.16	80.4	620
2.50	2	331,757	0.1	6.80	80.0	627
3.00	573	94,753,817	15.1	6.90	78.9	630
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,241	328,194,245	52.2	7.09	80.7	609
Reduced	644	117,291,725	18.6	7.15	81.7	650
No Income/ No Asset	13	2,523,120	0.4	7.82	71.4	611
Stated Income / Stated Assets	892	180,947,124	28.8	7.35	78.7	630
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,597	600,801,495	95.5	7.16	80.1	621
Second Home	25	4,550,049	0.7	7.34	87.0	672
Investor	168	23,604,670	3.8	7.73	83.4	663
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	758	183,614,068	29.2	6.88	76.8	629
Florida	500	83,950,053	13.3	7.38	82.1	628
Illinois	170	26,757,368	4.3	7.35	82.6	622
Arizona	166	25,743,171	4.1	7.25	80.8	621
Maryland	142	25,103,296	4.0	7.26	79.3	612
Virginia	128	21,459,632	3.4	7.39	80.5	617
Nevada	106	21,174,400	3.4	7.24	81.8	629
Texas	155	18,997,379	3.0	7.21	81.4	625
New York	74	17,532,503	2.8	7.14	78.5	623
Michigan	152	17,166,877	2.7	7.41	82.2	606
New Jersey	73	15,489,052	2.5	7.33	81.1	620
Colorado	105	15,320,444	2.4	7.15	83.5	622
Washington	82	13,729,673	2.2	7.09	81.9	629
Ohio	130	13,722,160	2.2	7.23	82.9	619
Pennsylvania	100	12,165,585	1.9	7.30	82.2	613
Other	949	117,030,553	18.6	7.33	82.2	615
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,802	271,943,372	43.2	7.11	82.3	647
Refinance - Rate Term	312	48,595,854	7.7	7.15	81.3	605
Refinance - Cashout	1,676	308,416,988	49.0	7.25	78.3	604
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	6	1,226,447	0.2	8.35	75.4	575
A2/28	2,884	516,257,718	82.1	7.16	80.4	619
A2/28 - 40/30	16	3,439,383	0.5	6.97	83.5	643
A3/27	233	44,225,550	7.0	6.86	79.0	647
A3/27 - 40/30	1	160,631	0.0	5.84	80.0	703
A5/25	23	4,230,444	0.7	7.06	72.2	619
A6M	7	1,313,497	0.2	6.67	76.4	602
BALLOON	48	1,863,551	0.3	10.19	96.4	641
FIXED	572	56,238,993	8.9	7.51	80.3	637
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,159	507,956,840	80.8	7.19	80.1	618
PUD	235	46,782,411	7.4	7.12	81.5	630
Condo	259	42,156,441	6.7	7.12	81.2	653
2 Family	108	23,186,965	3.7	7.21	80.8	640
3-4 Family	28	8,745,979	1.4	7.25	79.0	662
Co-op	1	127,578	0.0	5.50	80.0	610
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	39	8,521,229	1.5	6.54	79.7	702
4.01 - 4.50	68	12,781,088	2.2	6.21	77.8	646
4.51 - 5.00	197	37,894,140	6.6	6.12	79.3	654
5.01 - 5.50	383	69,724,749	12.2	6.47	79.7	642
5.51 - 6.00	896	169,759,355	29.7	6.87	80.5	633
6.01 - 6.50	492	84,278,525	14.8	7.12	81.4	620
6.51 - 7.00	782	139,717,592	24.5	7.82	79.9	593
7.01 - 7.50	157	26,171,787	4.6	7.90	80.1	603
7.51 - 8.00	101	14,740,305	2.6	8.46	80.0	573
8.01 - 8.50	32	4,325,337	0.8	8.92	81.0	575
8.51 - 9.00	17	2,247,362	0.4	9.34	79.8	585
9.01 - 9.50	6	692,200	0.1	9.94	84.3	533
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
2 - 3	3	575,220	0.1	6.09	68.5	581
4 - 6	5	828,102	0.1	7.40	81.5	607
7 - 9	2	330,837	0.1	6.70	78.2	592
10 - 12	6	1,194,063	0.2	8.48	76.8	576
13 - 15	5	530,196	0.1	7.21	77.3	611
16 - 18	17	2,748,281	0.5	7.37	83.1	600
19 - 21	553	98,336,857	17.2	7.10	80.2	620
22 - 24	2,323	417,981,291	73.2	7.17	80.4	619
28 - 30	1	220,279	0.0	7.26	53.5	549
31 - 33	57	11,095,389	1.9	6.54	78.6	662
34 - 36	175	32,782,711	5.7	6.96	79.2	643
37 - 60	23	4,230,444	0.7	7.06	72.2	619
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	59	11,510,360	2.0	5.54	78.1	657
11.51 - 12.00	198	39,965,543	7.0	5.95	78.7	657
12.01 - 12.50	381	72,127,663	12.6	6.32	79.4	644
12.51 - 13.00	616	114,835,109	20.1	6.72	80.6	636
13.01 - 13.50	488	85,864,296	15.0	7.04	80.8	624
13.51 - 14.00	473	86,612,487	15.2	7.28	81.1	616
14.01 - 14.50	351	61,562,908	10.8	7.72	80.1	603
14.51 - 15.00	306	51,046,086	8.9	8.08	80.2	595
15.01 - 15.50	145	24,898,471	4.4	8.52	80.6	584
15.51 - 16.00	94	12,551,858	2.2	8.95	81.0	562
16.01 - 16.50	30	4,722,873	0.8	9.51	80.7	571
16.51 - 17.00	16	2,593,095	0.5	9.93	75.6	518
17.01 - 17.50	7	1,378,970	0.2	10.25	71.7	518
17.51 - 18.00	5	988,018	0.2	11.25	66.2	530
18.01 - 18.19	1	195,933	0.0	11.19	70.0	514
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	7	1,330,847	0.2	6.10	79.9	694
4.51 - 5.50	98	19,144,584	3.4	5.76	78.6	648
5.51 - 6.00	281	56,210,826	9.8	5.98	78.4	655
6.01 - 6.50	477	92,220,453	16.2	6.37	79.1	645
6.51 - 7.00	766	146,099,887	25.6	6.87	80.6	631
7.01 - 7.50	528	90,581,087	15.9	7.31	80.6	619
7.51 - 8.00	456	78,231,024	13.7	7.79	81.6	606
8.01 - 8.50	263	45,339,905	7.9	8.31	82.4	578
8.51 - 9.00	178	25,125,299	4.4	8.78	79.5	555
9.01 - 9.50	58	8,503,914	1.5	9.30	80.3	576
9.51 - 10.00	35	3,975,354	0.7	9.79	79.4	535
10.01 - 10.50	15	2,542,523	0.4	10.22	72.5	524
10.51 - 11.00	5	872,825	0.2	10.72	67.4	510
11.01 - 11.50	1	195,933	0.0	11.19	70.0	514
11.51 - 11.90	2	479,209	0.1	11.76	67.6	552
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	6	898,412	0.2	6.62	73.7	578
1.50	111	25,937,168	4.5	6.96	80.3	629
2.00	671	127,672,792	22.4	7.33	81.4	611
3.00	2,378	415,491,851	72.8	7.09	79.9	624
5.00	1	183,891	0.0	8.63	70.0	506
6.00	3	669,556	0.1	6.34	81.9	629
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,823	311,946,475	54.6	7.02	80.5	628
1.50	882	163,402,219	28.6	7.23	81.2	614
2.00	465	95,504,977	16.7	7.37	77.5	613
Total:	3,170	570,853,670	100.0	7.14	80.2	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,990	446,745,469	71.0	7.35	80.1	611
12	1	311,200	0.0	6.68	80.0	717
24	56	12,019,272	1.9	6.77	80.6	651
36	6	1,038,800	0.2	6.35	81.9	627
60	704	161,852,013	25.7	6.77	80.6	651
84	2	316,000	0.1	6.64	80.0	647
120	31	6,673,460	1.1	7.03	81.7	656
Total:	3,790	628,956,214	100.0	7.18	80.3	623

*

Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Loan Group 2 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 30.3% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,902
Total Outstanding Loan Balance	$847,541,159*	Min	Max
Average Loan Current Balance	$217,207	$6,073	$1,021,275
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.15%	4.88%	13.75%
Arm Weighted Average Coupon	7.04%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	6.05%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	96.7%
% Second Liens	3.3%
% Arms	89.7%
% Fixed	10.3%
% of Loans with Mortgage Insurance	0.0%

*

Total Loan Group 2 collateral will be approximately [$865,475,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.88 - 5.00	2	829,097	0.1	4.93	68.7	709
5.01 - 5.50	44	14,642,481	1.7	5.35	76.2	658
5.51 - 6.00	266	79,332,969	9.4	5.86	79.2	660
6.01 - 6.50	533	145,182,715	17.1	6.32	79.3	649
6.51 - 7.00	845	222,818,120	26.3	6.79	79.8	639
7.01 - 7.50	615	143,765,832	17.0	7.28	80.7	629
7.51 - 8.00	508	106,286,545	12.5	7.79	82.5	613
8.01 - 8.50	309	54,653,005	6.4	8.29	83.0	583
8.51 - 9.00	242	35,657,836	4.2	8.77	85.6	587
9.01 - 9.50	149	15,900,470	1.9	9.27	83.5	584
9.51 - 10.00	140	13,311,677	1.6	9.83	91.5	624
10.01 – 10.50	78	5,346,771	0.6	10.35	91.9	604
10.51 – 11.00	88	6,606,055	0.8	10.81	91.4	602
11.01 – 11.50	54	2,383,415	0.3	11.31	98.9	612
11.51 – 12.00	7	371,279	0.0	11.77	98.9	666
12.01 – 12.50	16	344,930	0.0	12.35	93.3	597
12.51 – 13.00	4	74,317	0.0	12.79	95.0	613
13.01 – 13.50	1	10,168	0.0	13.50	90.0	651
13.51 – 13.75	1	23,479	0.0	13.75	85.0	566
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
499 - 500	10	3,111,695	0.4	8.48	76.6	500
501 - 525	134	29,912,850	3.5	8.14	72.4	512
526 - 550	252	47,542,168	5.6	7.85	75.5	539
551 - 575	368	74,337,238	8.8	7.62	80.8	564
576 - 600	541	97,303,790	11.5	7.36	81.4	588
601 - 625	579	122,739,133	14.5	7.10	81.5	613
626 - 650	754	158,080,849	18.7	7.03	81.8	638
651 - 675	614	144,297,082	17.0	6.91	82.4	662
676 - 700	334	82,841,619	9.8	6.81	82.4	687
701 - 725	157	42,367,606	5.0	6.85	82.4	711
726 - 750	89	25,383,295	3.0	6.78	81.2	738
751 - 775	44	11,942,802	1.4	6.70	81.2	761
776 - 800	23	6,749,423	0.8	6.41	76.0	785
801 - 811	3	931,609	0.1	7.04	82.8	804
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,073 - 50,000	269	8,747,392	1.0	9.80	91.0	625
50,001 - 100,000	641	49,643,861	5.9	8.27	84.1	619
100,001 - 150,000	838	104,609,722	12.3	7.53	81.9	619
150,001 - 200,000	650	113,194,136	13.4	7.23	80.3	621
200,001 - 250,000	282	63,107,098	7.4	7.06	80.0	625
250,001 - 300,000	213	58,305,305	6.9	6.96	79.3	625
300,001 - 350,000	125	40,541,151	4.8	6.99	80.4	618
350,001 - 400,000	285	107,901,199	12.7	6.89	80.8	635
400,001 - 450,000	205	87,408,538	10.3	6.83	81.1	642
450,001 - 500,000	179	85,232,318	10.1	6.83	81.1	644
500,001 - 550,000	74	39,131,476	4.6	7.03	79.8	638
550,001 - 600,000	58	33,227,311	3.9	7.01	81.8	641
600,001 - 750,000	78	52,199,883	6.2	6.93	80.8	644
750,001 - 800,000	2	1,552,812	0.2	7.58	84.9	589
800,001 - 850,000	1	839,324	0.1	7.09	70.0	605
850,001 - 900,000	1	878,358	0.1	6.35	80.0	685
900,001 - 1,021,275	1	1,021,275	0.1	6.63	80.0	707
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.580 - 50.000	68	9,590,244	1.1	7.09	40.7	585
50.001 - 55.000	35	6,117,928	0.7	7.39	53.0	589
55.001 - 60.000	50	9,928,692	1.2	7.28	58.3	600
60.001 - 65.000	86	17,978,501	2.1	7.39	63.5	578
65.001 - 70.000	151	35,872,685	4.2	7.26	68.8	591
70.001 - 75.000	232	55,299,710	6.5	7.13	73.7	605
75.001 - 80.000	1,768	438,100,996	51.7	6.78	79.8	646
80.001 - 85.000	322	77,850,633	9.2	7.31	84.6	605
85.001 - 90.000	579	134,113,469	15.8	7.40	89.6	623
90.001 - 95.000	148	26,086,262	3.1	7.90	94.6	639
95.001 - 100.000	463	36,602,040	4.3	9.49	100.0	654
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	864	173,667,685	20.5	7.44	81.4	637
0.50	2	1,169,102	0.1	7.33	83.8	654
1.00	234	70,816,830	8.4	7.26	81.5	645
2.00	2,251	495,232,759	58.4	7.08	80.9	625
2.50	1	193,460	0.0	7.64	80.0	614
3.00	544	105,810,882	12.5	6.95	80.7	633
5.00	6	650,441	0.1	7.24	79.0	536
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,315	435,573,672	51.4	7.08	82.2	616
Reduced	666	168,940,702	19.9	7.13	81.3	654
No Income/ No Asset	7	1,224,734	0.1	7.55	79.1	681
Stated Income / Stated Assets	914	241,802,052	28.5	7.28	78.8	639
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,673	800,731,723	94.5	7.13	81.0	629
Second Home	17	5,480,920	0.6	6.87	83.4	674
Investor	212	41,328,516	4.9	7.55	81.3	654
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	810	288,748,523	34.1	6.87	80.4	637
Florida	607	110,982,401	13.1	7.47	80.2	621
New York	125	40,090,591	4.7	7.28	80.1	638
Arizona	171	32,336,068	3.8	7.19	80.4	621
Georgia	238	30,779,485	3.6	7.43	83.8	619
Virginia	131	30,423,347	3.6	7.28	81.4	629
Illinois	131	29,502,215	3.5	7.19	80.5	644
New Jersey	96	26,223,120	3.1	7.19	80.8	631
Nevada	110	26,107,310	3.1	7.15	80.5	636
Texas	238	25,800,026	3.0	7.42	82.0	622
Washington	100	22,040,973	2.6	6.76	80.6	641
Maryland	93	19,508,184	2.3	7.13	81.6	626
Oregon	76	15,870,653	1.9	6.85	80.6	630
Colorado	80	15,362,140	1.8	7.18	83.1	631
Michigan	99	13,877,953	1.6	7.52	83.5	615
Other	797	119,888,170	14.1	7.38	82.7	624
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,004	414,194,995	48.9	7.10	82.8	652
Refinance - Rate Term	92	22,909,792	2.7	6.73	79.5	640
Refinance - Cashout	1,806	410,436,373	48.4	7.23	79.3	607
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	12	3,425,577	0.4	7.46	83.3	639
A2/28	2,752	673,084,789	79.4	7.06	80.6	627
A2/28 - 40/30	30	8,661,271	1.0	7.16	79.5	610
A3/27	281	66,486,649	7.8	6.83	79.3	649
A3/27 - 40/30	4	973,821	0.1	7.06	78.8	624
A5/25	26	6,627,052	0.8	6.81	79.0	663
A6M	2	870,787	0.1	7.07	80.0	619
BALLOON	40	2,391,779	0.3	10.68	99.9	650
FIXED	755	85,019,435	10.0	8.06	85.8	641
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,276	697,542,038	82.3	7.15	81.1	628
PUD	255	69,253,009	8.2	7.05	80.1	632
Condo	218	41,767,328	4.9	7.22	81.5	650
2 Family	125	30,977,949	3.7	7.06	81.5	652
3-4 Family	28	8,000,836	0.9	7.78	78.0	643
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	41	11,678,601	1.5	6.65	79.7	685
4.01 - 4.50	53	14,266,104	1.9	6.02	76.2	663
4.51 - 5.00	172	43,969,514	5.8	6.02	80.1	661
5.01 - 5.50	366	91,992,619	12.1	6.37	79.3	643
5.51 - 6.00	929	240,609,850	31.7	6.83	80.1	634
6.01 - 6.50	567	144,800,237	19.0	7.12	81.5	628
6.51 - 7.00	713	168,409,336	22.2	7.67	80.9	609
7.01 - 7.50	133	25,275,889	3.3	7.89	81.3	611
7.51 - 8.00	81	12,163,792	1.6	8.56	82.3	588
8.01 - 8.50	31	4,741,676	0.6	9.02	80.5	575
8.51 - 9.00	14	1,686,018	0.2	9.71	80.8	558
9.01 - 9.50	5	369,943	0.0	9.87	76.6	542
9.51 - 10.00	1	99,959	0.0	10.37	64.5	503
10.01 - 11.10	1	66,405	0.0	12.10	70.0	573
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
2 - 3	1	163,329	0.0	5.90	80.0	543
4 - 6	3	895,463	0.1	7.50	79.5	614
7 - 9	8	2,043,116	0.3	7.57	88.8	627
10 - 12	7	1,606,505	0.2	7.39	74.7	646
13 - 15	1	188,956	0.0	8.65	95.0	738
16 - 18	15	2,671,259	0.4	7.70	82.0	617
19 - 21	468	119,997,572	15.8	7.09	80.6	625
22 - 24	2,294	558,525,712	73.5	7.05	80.5	627
25 - 27	1	49,622	0.0	6.99	27.6	658
28 - 30	2	272,157	0.0	8.07	86.3	576
31 - 33	58	14,340,749	1.9	6.80	78.7	643
34 - 36	223	52,748,453	6.9	6.83	79.5	650
37 - 60	26	6,627,052	0.9	6.81	79.0	663
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.88 - 11.50	39	13,096,577	1.7	5.59	77.9	662
11.51 - 12.00	206	57,932,662	7.6	5.95	80.2	660
12.01 - 12.50	395	107,017,758	14.1	6.28	79.8	651
12.51 - 13.00	627	174,880,307	23.0	6.69	80.1	640
13.01 - 13.50	455	114,742,867	15.1	7.02	80.3	629
13.51 - 14.00	448	106,400,178	14.0	7.29	80.6	627
14.01 - 14.50	337	76,180,506	10.0	7.63	80.2	613
14.51 - 15.00	298	59,835,493	7.9	8.06	82.9	599
15.01 - 15.50	152	25,387,116	3.3	8.49	83.2	575
15.51 - 16.00	78	12,803,938	1.7	8.88	82.3	570
16.01 - 16.50	41	7,002,861	0.9	9.41	77.4	554
16.51 - 17.00	19	3,228,450	0.4	9.93	77.0	534
17.01 - 17.50	7	826,600	0.1	10.19	86.7	569
17.51 - 18.00	3	623,261	0.1	10.68	57.4	511
18.01 - 19.10	2	171,371	0.0	11.73	88.4	607
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	6	824,840	0.1	7.07	76.2	679
4.51 - 5.50	83	22,709,038	3.0	5.68	76.9	656
5.51 - 6.00	305	82,821,172	10.9	5.98	79.2	656
6.01 - 6.50	514	137,354,866	18.1	6.37	79.3	646
6.51 - 7.00	776	207,081,506	27.2	6.83	80.0	637
7.01 - 7.50	493	123,007,392	16.2	7.30	81.0	628
7.51 - 8.00	400	93,463,147	12.3	7.80	82.9	613
8.01 - 8.50	257	48,696,729	6.4	8.32	82.8	582
8.51 - 9.00	169	28,732,037	3.8	8.75	84.1	573
9.01 - 9.50	62	9,109,443	1.2	9.27	77.2	554
9.51 - 10.00	24	3,454,365	0.5	9.80	76.1	543
10.01 - 10.50	10	1,510,736	0.2	10.30	75.6	555
10.51 - 11.00	6	1,193,304	0.2	10.69	62.7	520
11.01 - 11.50	1	104,966	0.0	11.49	100.0	628
12.01 - 12.10	1	66,405	0.0	12.10	70.0	573
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	870,787	0.1	7.07	80.0	619
1.50	66	20,363,079	2.7	6.71	80.3	630
2.00	730	226,560,644	29.8	7.04	82.1	634
2.95	1	323,827	0.0	6.55	77.4	550
3.00	2,301	510,549,077	67.2	7.05	79.7	627
3.10	1	308,000	0.0	6.20	80.0	624
5.00	3	499,165	0.1	7.98	87.5	640
6.00	3	655,366	0.1	7.14	82.1	600
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,623	365,979,456	48.1	6.97	80.0	631
1.50	1,081	280,462,725	36.9	7.07	82.0	631
2.00	401	112,715,764	14.8	7.17	78.1	619
2.25	1	540,000	0.1	6.85	80.0	685
6.00	1	432,000	0.1	6.63	80.0	699
Total:	3,107	760,129,945	100.0	7.04	80.4	629

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,113	590,446,684	69.7	7.39	81.2	618
24	32	11,283,167	1.3	6.54	80.6	646
36	5	1,051,682	0.1	7.28	74.8	650
60	731	237,830,736	28.1	6.59	80.6	660
84	2	676,000	0.1	6.60	80.0	621
120	19	6,252,890	0.7	7.03	83.8	651
Total:	3,902	847,541,159	100.0	7.15	81.0	630

*

Note, for second liens, CLTV is employed in this calculation.